UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported):  January 30, 2019

(Exact name of issuer as specified in its charter)
SLM STUDENT LOAN TRUST 2003-5

DELAWARE	333-97247/ 333-97247-10	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o Deutsche Bank Trust Company Americas
60 Wall Street, 60th Floor
Mail Stop NYC60-2606
New York, New York 10005
(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code:  (703) 984-6890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	Other Events

For the auctions of the classes of Notes set forth in the Event Notice attached hereto as Exhibit 99.1, an affiliate of Navient Funding, LLC intends to submit buy bids for all outstanding Notes of such classes that it does not currently hold at the rates (based one-month LIBOR) set forth in the Event Notice attached hereto as Exhibit 99.1.  Navient Funding, LLC’s affiliate plans to submit Hold Orders for the Notes of such classes that it currently holds. For more information, review the Event Notice attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1	Event Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT SOLUTIONS, LLC, as Administrator for SLM STUDENT LOAN TRUST 2003-5

Dated: January 30, 2019	By:	/s/ CHARLES S. BOOHER
Name:	Charles S. Booher
Title:	Vice President

SLM STUDENT LOAN TRUST 2003-5

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Event Notice